UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
 (RULE 14a-101)

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
 Exchange Act of 1934
AMENDMENT No. 1
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒          Preliminary Proxy Statement
☐          Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐          Definitive Proxy Statement
☐          Definitive Additional Materials
☐          Soliciting Material Pursuant to §240.14a-12
QUADRANT 4 SYSTEM CORPORATION
(Name of Registrant as Specified in its Charter)
Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒          No fee required.
☐          Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐          Fee paid previously with preliminary materials.
☐          Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

PRELIMINARY PROXY MATERIAL – SUBJECT TO COMPLETION

EXPLANATORY NOTE

This Amendment No. 1 to Schedule 14A (“Amendment No. 1”) is being filed to amend the preliminary proxy statement  of QUADRANT 4 SYSTEM CORPORATION (the “Company“) for its Special Shareholders’ Meeting (the “Meeting”) which was originally filed with the Securities and Exchange Commission on September 30, 2016 (the “Original Filing”), solely to provide the form of proxy (proxy card) proposed to be attached to the Company’s definitive proxy statement. Except as specifically discussed in this Explanatory Note, this Amendment No. 1 does not otherwise modify or update any other disclosures presented in the Original Filing.

PRELIMINARY PROXY MATERIAL – SUBJECT TO COMPLETION

 FORM OF PROXY
QUADRANT 4 SYSTEM CORPORATION
PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD [          ] [   ], 2016
The undersigned hereby appoints Nandu Thondavadi and Dhru Desai, each as proxy of the undersigned, with power of substitution, to vote all shares held by the undersigned which are entitled to be voted at a Special Meeting of the Shareholders of QUADRANT 4 SYSTEM CORPORATION (the “Company”) to be held [] [   ], 2016, and any adjournment(s) thereof, as effectively as the undersigned could do if personally present.  Both of the following matters are proposed by the Company:
(1)	A proposed amendment of the Articles of Incorporation of the Company to effect a 10-for-1 reverse stock split.
__	FOR
__	AGAINST
__	ABSTAIN
(2)
A proposed reincorporation of the Company from Illinois to Delaware via a merger with and into a newly-formed wholly-owned subsidiary, Quadrant 4 System Corporation, a Delaware corporation (“Q4 Delaware”), with Q4 Delaware as the surviving corporation.

__	FOR
__	AGAINST
__	ABSTAIN
______________________________________________________________________________
The shares represented by this Proxy will be voted as directed. WHERE NO DIRECTION IS GIVEN WITH RESPECT TO A PROPOSAL, THE SHARES WILL BE VOTED FOR THAT PROPOSAL.
The undersigned hereby revokes any proxy or proxies heretofore given to vote or act with respect to the capital stock of the Company and hereby ratifies and confirms all that the Proxy, or his substitutes, or any of them, may lawfully do by virtue hereof.
Please sign below, date, detach and return this page promptly in the enclosed envelope.
Dated: ____________
(Signature)

Dated: ____________
(Signature - Joint Owners)

IMPORTANT: Please date this Proxy and sign your name exactly as it appears to the left. When signing on behalf of a corporation, partnership, estate, trust or in other representative capacity, please sign name and title. Where there is more than one owner, each owner must sign.

PRELIMINARY PROXY MATERIAL – SUBJECT TO COMPLETION

 BY ORDER OF THE BOARD OF DIRECTORS

/s/ Nandu Thondavadi
Nandu Thondavadi, Ph.D.
Chief Executive Officer
Schaumburg, Illinois
 October 19, 2016